UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
AMENDMENT NO. 1
TO
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2008 (March 3, 2008)
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
This Amendment No. 1 (“Amendment No. 1”) is being filed to replace the segment profit and operating statistics table furnished with the Current Report on Form 8-K (File No. 001-32599) filed by Williams Partners L.P. (the “Partnership”) on February 21, 2008 (“the Initial 8-K”). The Partnership furnished a press release announcing its financial and operating results for the quarter and year ended December 31, 2007 (the “Press Release”) and its accompanying consolidated statements of income, segment profit, operating statistics information, and reconciliation schedules as Exhibit 99.1 to the Initial 8-K. The operating statistics information table that accompanied the Press Release inadvertently contained certain full-year operating information that was incorrect. A copy of the revised segment profit and operating statistics table containing the corrected full-year operating information is furnished as Exhibit 99.1 and incorporated herein by reference.
The revised segment profit and operating statistics table is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure
The information discussed in Item 2.02 above and the copy of the segment profit and operating statistics table furnished as Exhibit 99.1 is incorporated herein by reference.
The segment profit and operating statistics table is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Copy of revised segment profit and operating statistics table to the Partnership’s press release dated February 21, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC, its General Partner

Date: March 3, 2008	By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Copy of revised segment profit and operating statistics table to the Partnership’s press release dated February 21, 2008.